Rev-D1                       PHARMA PATCH PLC
                     (an Irish public limited company)

        REGULATION  D  PRIVATE  PLACEMENT  SUBSCRIPTION  AGREEMENT
 250,000 American Depositary Shares, each representing one Ordinary Share,
                          IR Pound .01 par value

Pharma Patch PLC
15-16 FitzWilliam Place
Dublin 2, Ireland
FAX Number 011-353-1-661-9671

  1.    SUBSCRIPTION TO AMERICAN DEPOSITARY SHARES.   The undersigned
(herein called the "Investor"), hereby subscribes for the purchase of the number of American Depositary Shares ("ADS") indicated on the signature page hereof, each ADS representing one Ordinary Share, IR Pound .01 par value, in PHARMA PATCH PLC, an Irish public limited company (herein called "PHARMA PATCH") for the account of the Investor upon the terms and conditions set forth in this Subscription Agreement.

  The subscription price for each ADS shall be (i) $0.50 per ADS in United States funds, payable in cash upon acceptance hereof, and (ii) the delivery in proper form, endorsed for transfer, of one (1) Class C Warrant previously issued by PHARMA PATCH which shall be surrendered for cancellation.

  2.    DESCRIPTION OF OFFERING.

  2.1.  THE OFFERING.    PHARMA PATCH is offering up to a maximum of
250,000 American Depositary Shares representing up to a maximum of 250,000 Ordinary Shares of PHARMA PATCH on a "best efforts" basis to a limited number of qualified United States investors in a private placement offering of securities exempt from the registration requirements of the United States
Securities Act of 1933, as amended (the "Securities Act").   The offering of
such ADS securities to investors who are residents or citizens of the United States will be made pursuant to Regulation D promulgated under the Securities Act and is herein called the "Offering". All of the ADS securities are being offered at a price of $0.50 per ADS share in U.S. funds and the surrender for cancellation of one (1) PHARMA PATCH Class C Warrant for each ADS sold in the Offering. The Foreign Investor acknowledges receipt and has read and understands information concerning the existing financial condition and a proposed future plan of operation and proposed reorganization of PHARMA PATCH. There are no minimum amount of subscriptions required in order for PHARMA PATCH to accept any subscriptions to the Offering. The Offering will terminate on February 29, 1996 unless extended at the option of PHARMA PATCH for an additional period of not more than 15 days. PHARMA PATCH reserves the right to terminate the Offering at any time, whether or not the maximum ADS securities have been sold.

  2.2.  CLASS A WARRANTS TO BE SURRENDERED FOR CANCELLATION.   Each Class
C Warrant to be transferred and surrendered for cancellation by PHARMA PATCH pursuant to this Offering represents the right to purchase, for $10.00, a unit of PHARMA PATCH securities consisting of one ADS, one-half of a Class A Warrant and one-quarter of a Class B Warrant in PHARMA PATCH. Upon the acceptance of his, her or its subscription to this Offering, the undersigned Investor acknowledges that he, she or it is surrendering all rights represented by such Class C Warrants and the other securities underlying the Class



Regulation D Subscription Agreement                             -1-

C Warrants. In order to perform his, her or its obligations under this Agreement with respect to the transfer and surrender of Class C Warrants, the Investor represents and warrants to PHARMA PATCH as follows:

(a) The Investor is the owner of record and beneficially of a sufficient number of Class C Warrants, free and clear of any liens, encumbrances or other adverse claims, necessary to subscribe for the number of ADS securities indicated on the signature page of this Agreement, and the Investor has not sold, assigned, endorsed, transferred, deposited under any agreement, hypothecated, pawned, pledged for any bank or brokerage loan, or otherwise transferred any interest in such Class C Warrants to any third party;

(b) Upon the tender of this subscription Agreement, the Investor shall promptly

  (i) cause certificates representing the Class C Warrants transferred and surrendered in connection with this Offering to be delivered to, and deposited with, PHARMA PATCH at its offices at 15-16 FitzWilliam Place, Dublin 2, Ireland;

  (ii) deliver to PHARMA PATCH at said office in Dublin, Ireland a stock power in the form attached hereto, duly endorsed for transfer of said Class C Warrants to PHARMA PATCH with signature guaranteed by a medallion signature guaranty;

  (iii) if the Investor is a corporation, partnership or another entity (other than an individual), deliver to PHARMA PATCH at said office in Dublin, Ireland a certificate in the form attached hereto confirming the authority of the officer, general partner or other agent executing the aforesaid stock power on behalf of the Investor.

The Investor agrees that it will, at any time and from time to time after this subscription is accepted by PHARMA PATCH, do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, assignments, transfers, powers and assurances as may be required to enable PHARMA PATCH to cancel the Class C Warrants delivered in payment of the applicable portion of the subscription price to ADS in this Offering and hereby appoints PHARMA PATCH as the duly authorized agent and attorney-in-fact of the Investor to cause such Class C Warrants to be cancelled.

  2.3.  SECURITIES ACT RESTRICTIONS.   The Investor acknowledges that the
ADS securities included in the Offering have not been registered under the Securities Act or qualified under applicable state securities laws and that the transferability thereof is restricted by the registration provisions of the Securities Act as well as such state laws. Based upon the representations and agreements being made by the Investor herein, the ADS securities are being offered and sold pursuant to an exemption from such registration provided by Sections 4(2) and/or Regulation D promulgated under Section 3(b) of the Securities Act and applicable state securities law qualification exemptions.

  2.4.  NO BROKERS OR FINDERS FEES.   The parties represent and warrant to
each other that each of them, to the best of their knowledge, have not retained any broker, finder or agent or incurred any liability or obligation for any brokerage, finders or other origination fees or commissions with respect to this Agreement or the transactions contemplated hereby.


Regulation D Subscription Agreement                             -2-

  3.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

  By its acceptance of the subscription from the Investor hereunder, PHARMA PATCH represents and warrants to the Investor as follows:

  3.1. PHARMA PATCH is duly organized and validly existing in good standing as a public limited company under the laws of the Republic of Ireland with corporate power to enter into this Agreement and to conduct its business as presently conducted.

  3.2. PHARMA PATCH is a reporting foreign issuer under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and will cause all the materials required to be filed by it pursuant to Section 13(a) of the Exchange Act to be filed with the Securities and Exchange Commission so long as PHARMA PATCH remains a reporting foreign issuer under the Exchange Act. PHARMA PATCH has filed all materials, reports and documents required to be filed pursuant to Section 13(a) of the Exchange Act for a period of at least twelve months preceding the date of this Offering (or for such shorter period as it may have been required to filed such materials). PHARMA PATCH has made available to the Investor copies of PHARMA PATCH's filings with the Securities and Exchange Commission for the last twelve months prior to the date of this Offering including, without limitation, its last proxy statement to shareholders for its annual general meeting of shareholders and audited financial statements for its last fiscal year and unaudited interim financial statements for periods subsequent thereto.

  3.3. The ADS securities purchased hereunder, when issued and delivered upon receipt of the subscription price, will be duly and validly authorized and issued, fully paid and nonassessable securities of PHARMA PATCH and will not subject the holders thereof to personal liability by reason of being such holders.

  3.4. This Agreement, upon its acceptance by PHARMA PATCH, has been duly authorized, executed and delivered by PHARMA PATCH and is a valid and binding agreement enforceable in accordance with its terms. PHARMA PATCH has full power and authority necessary to enter into this Agreement and to perform its obligations hereunder.

  3.5. The execution and delivery of this Agreement, and the consummation of the transactions contemplated herein, do not and will not conflict with or result in a breach by PHARMA PATCH of any of the terms or provisions of, or constitute a default under, its charter documents, its by-laws, any action of its directors or stockholders, or any indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation or any applicable decree, judgment or order of any court, regulatory body, administrative agency or other governmental body having jurisdiction over the undersigned or any of its properties or assets.

  4.    REPRESENTATIONS AND WARRANTIES OF THE INVESTOR.   In connection
with this Agreement and the transactions contemplated herein, the Investor represents and warrants to PHARMA PATCH as follows:

  4.1. The Investor has relied only on the information contained in this Agreement and only such other information (if any) that has been provided in writing by duly authorized representatives of PHARMA PATCH to the Investor. The Investor has carefully read and reviewed this Agreement and any other documentation provided in connection with this Offering, and has asked such questions of management of



Regulation D Subscription Agreement                             -3-

PHARMA PATCH and received from them such information as he or she deems necessary in order for the Investor to make an informed decision with respect to an investment in the ADS securities of PHARMA PATCH's Common Stock. Except as provided in this Agreement, the Investor warrants that no other representations, statements or inducements were made to the Investor to purchase the ADS securities. The Investor acknowledges that any projections included in information furnished to the Investor are confidential and are based upon certain assumptions as to future sales, expenses, operations, available capital and other assets of PHARMA PATCH and its affiliates, and there can be no guarantee or assurance that PHARMA PATCH's future operations will attain the levels included in any such projections.

  4.2. The Investor has sufficient knowledge and experience of financial and business matters so that he or she is able to evaluate the relative merits and risks of purchasing the ADS securities. The Investor has not received any general solicitation or advertising regarding this Offering. The Investor is aware that an investment in the ADS securities is a speculative investment, is not liquid, and involves a high degree of risk of loss. The Investor further understands and agrees that the securities may be sold only if they are subsequently registered under the Securities Act and qualified under any applicable state securities laws or, in the opinion of counsel satisfactory to PHARMA PATCH, an exemption from such registration and qualification is available. The Investor understands that the transfer of the ADS securities will be prohibited absent full compliance with the Securities Act and all applicable state securities laws. The Investor agrees that the certificates representing the ADS securities will bear legends indicating that subsequent transfer of these securities is restricted by reason of the fact that they have not been registered or qualified under federal securities laws.

  4.3. The Investor's commitment in direct participation in investments in restricted securities is reasonable in relation to his or her net worth. The investment of the Investor in the ADS securities will in no event exceed 10% of the net worth of the Investor. The Investor has the means to provide for his or her personal needs, possesses the ability to bear the economic risk hereunder indefinitely, and can afford a complete loss of his or her investment.

  4.4 The Investor is acquiring the ADS securities for his or her own account only, for long-term investment and not with a view toward resale or distribution thereof. The Investor realizes that the ADS securities must not be purchased unless the Investor has liquid assets sufficient to assure that this investment will cause no undue financial difficulties and the Investor can provide for current financial needs and possible personal contingencies from other funds.

  4.5. All information which the Investor has provided to PHARMA PATCH or its representatives concerning the Investor's financial position and knowledge of investment matters is correct and complete as of the date set forth herein. If the Investor is an "accredited investor" within the meaning of Regulation D under the Securities Act, the undersigned has reviewed carefully the definition of Investor set forth in Exhibit B attached hereto and is an "accredited investor" within that definition. The Investor understands that PHARMA PATCH cannot determine whether it will be in a position to accept this subscription before reviewing suitability information supplied by the Investor.

  4.6. The Investor acknowledges that PHARMA PATCH has offered to make available, prior to this subscription, to each prospective investor, the opportunity to ask questions of, and receive written answers from, authorized representatives of PHARMA PATCH concerning the terms and conditions of this Offering, the existing and proposed operations of PHARMA PATCH, and any other



Regulation D Subscription Agreement                             -4-
relevant matters, and to obtain any additional written information, to the extent that PHARMA PATCH possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of any information provided in connection with the Offering.

  4.7. This Agreement has been duly authorized, executed and delivered by the Investor and is a valid and binding agreement enforceable in accordance with its terms. The Investor has full power and authority necessary to enter into this Agreement and to perform his or her obligations hereunder.

  5.    OTHER PROVISIONS.

  5.1. Each of the parties understand that no governmental agency of any jurisdiction has passed upon or made any recommendation or endorsement of the ADS securities, the transactions contemplated by this Agreement, or an investment in the ADS securities.

  5.2 This Subscription Agreement may be executed in one or more counterparts and transmitted by facsimile telephonic transmission, each of which shall be deemed to constitute an original and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered or transmitted by facsimile telephonic transmission to the other party.

  5.3 Each of the undersigned agrees to pay its own expenses incident to the performance of its obligations hereunder.

  5.4 Each of the undersigned agree this Agreement shall be governed by and construed in accordance with the laws of the Republic of Ireland, and without regard to principles of conflicts of law.

  5.5 The headings of the sections of this Agreement have been inserted for convenience of reference only, and shall not be deemed to be a part of this Agreement.

  5.6   Time shall be of the essence of this Agreement.

                         (SIGNATURE PAGE FOLLOWS)



Regulation D Subscription Agreement                             -5-

                              SIGNATURE PAGE

  The undersigned hereby agrees to purchase ____________ American
Depositary Shares in PHARMA PATCH at $0.50 per ADS for a total cash subscription price of $ _____________________.

The following is a true and correct schedule of the PHARMA PATCH Class C Warrants to be surrendered for cancellation upon your acceptance of this subscription, all of which currently are registered in the name of the undersigned Investor:

CLASS C WARRANTS TO BE SURRENDERED:
                    Certificate Number   Number of Class C Warrants

                    __________________   __________________________

                    __________________   __________________________

                                      ATTACH LIST IF MORE ROOM IS REQUIRED

Date:  ___________________________, 1996


------------------------------------------------------------------------------
[Signature(s)]


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[Please print name as it should appear on your certificates]

ADDRESS:
                                  TELEPHONE NUMBER:______________________
_____________________________________
                                  FAX NUMBER: ___________________________
_____________________________________
                                  SOCIAL SECURITY OR
_____________________________________   IRS IDENTIFICATION NUMBER: ___________


~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~

This Agreement is accepted as of _________________________  1996 for PHARMA PATCH PLC in the City of Dublin, Ireland:


By: _____________________________________________________________
      [Authorised Signature]

Name and Title of Signing Officer:  ______________________________

Date:  ____________________________________ , 1996


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
                   EXHIBIT A -- SUITABILITY INFORMATION
                       (ALL INVESTORS MUST COMPLETE)

1. I represent to PHARMA PATCH that my net worth is in excess of the following amount (in calculating "net worth," the value of a principal residence must be valued at cost or at a written appraised value used by an institutional lender to make a loan secured by the property, in either case net of current encumbrances on the property.):

[   ]    $ 250,000, of which _________ represents the value of my residence.
[   ]    $ 500,000, of which _________ represents the value of my residence.
[ ] $ 750,000, of which _________ represents the value of my residence. [ ] $1,000,000, of which _________ represents the value of my residence.

2. I represent to PHARMA PATCH that my annual income in each of the last two (2) years has been in excess of the following amount and that I have no reason to believe that such annual income would be reduced in future years:

[   ]   $   75,000, of which _________ represents salary and wages.
[   ]   $ 100,000, of which _________ represents salary and wages.
[   ]   $ 150,000, of which _________ represents salary and wages.
[   ]   $ 200,000, of which _________ represents salary and wages.
[   ]   $ 300,000, of which _________ represents salary and wages.

3.      Name and address of Employer, and Position of the Investor with
        Employer:

              _________________________________________

              _________________________________________

              _________________________________________

4.      I currently own the following securities for investment purposes:

              _________________________________________

              _________________________________________

              _________________________________________

5. Education -- I have received the following degrees from the educational institutions listed below:

              _________________________________________

              _________________________________________


I certify that the above information is true and correct, and I agree to furnish any additional information requested by PHARMA PATCH concerning my ability to qualify as an investor in the Offering.


                                _________________________________
                                Signature

Regulation D Subscription Agreement                             -7-

                EXHIBIT B -- FOR ACCREDITED INVESTORS ONLY

  THE UNDERSIGNED SUBSCRIBER IS AN ACCREDITED INVESTOR BY REASON OF SUBPARAGRAPH ______________ SET FORTH BELOW.

  If the Investor is an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act, I understand that "accredited investor" is defined as follows:

(A) Certain banks, savings and loan institutions, broker-dealers, investment companies and other entities including an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 with total assets in excess of $5,000,000;

(B) Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

(C) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000;

(D) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

(E) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

(F) Any natural person who had an individual income in excess of $200,000 or, with that person's spouse a joint income in excess of $300,000, in each of the two most recent years and who reasonably expects an income in excess of $200,000 (or joint income with that person's spouse in excess of $300,000) in the current year;

(G) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 230.506(b)(2)(ii) of Regulation D, i.e. a person having such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment; or

(H) Any entity in which all of the equity owners are accredited investors under any of the paragraphs above.


                                ______________________________
                                Signature

         [DO NOT SIGN UNLESS YOU HAVE COMPLETED A PARAGRAPH NUMBER CONFIRMING YOU ARE AN "ACCREDITED INVESTOR" AS DEFINED ABOVE]


Regulation D Subscription Agreement                             -8-